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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): January 25, 2001
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                                 EMC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         MASSACHUSETTS                 1-9853               NO. 04-2680009
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(State or Other Jurisdiction of   (Commission File  (IRS Employer Identification
         Incorporation)               Number)                   No.)


         35 PARKWOOD DRIVE, HOPKINTON, MA                         01748
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     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (508) 435-1000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

     On or about January 25, 2001, EMC Corporation issued an Information Statement describing its proposed distribution to the stockholders of EMC Corporation of the shares of Class A common stock of McDATA Corporation held by EMC Corporation. The Informa tion Statement contains a description of the terms of the distribution, certain tax conse quences of the distribution, McDATA Corporation and McDATA Corporation's common stock. The Information Statement is attached as Exhibit 99 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMA TION AND EXHIBITS

     (c)  Exhibits

               The following exhibit is filed herewith:

               Exhibit 99     Information Statement, dated January 25, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMC CORPORATION


Date:  January 25, 2001          By:   /s/ Paul T. Dacier
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                                       Paul T. Dacier
                                       Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Information Statement, dated January 25, 2001.


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